SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )

Filed by the Registrant    X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement

   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
   14A-6(E)(2))

   Definitive Proxy Statement

   Definitive Additional Materials

X  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                     UNITED FINANCIAL HOLDINGS, INC.
                            ------------------------------------------------
                            (Name of Registrant as Specified In Its Charter)

                            ------------------------------------------------
                            (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)      Title of each class of securities to which transaction applies:

   (2)      Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   (4)      Proposed maximum aggregate value of transaction:

   (5)      Total fee paid:

   * Set forth the amount on which the filing fee is calculated and state how it was determined.

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number, or the Form or Schedule and the date of its filing.

   (1)      Amount Previously Paid:

   (2)      Form, Schedule or Registration Statement No.:

   (3)      Filing Party:

   (4)      Date Filed: